UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2026

VisionWave Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-72741	99-5002777
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave., Suite 210 # 301 Wilmington, DE	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 305-4790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VWAV	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	VWAVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On March 30, 2026, VisionWave Holdings, Inc. (the “Company”) issued a press release providing a corporate update on its strategic platform expansion across autonomous systems, radio-frequency (RF) sensing technologies, artificial intelligence infrastructure, computational acceleration, and emerging energy and subsurface intelligence initiatives.

The update includes, among other matters:

●	Advancement of the Company’s integrated platform architecture combining sensing, artificial intelligence, computational acceleration, and autonomous systems;

●	Activation of an RF-based sensing layer across the Company’s platform, including developments related to its collaboration with SaverOne;

●	Progress in strategic transactions and initiatives, including developments relating to the Company’s previously announced proposed acquisition of a controlling interest in C.M. Composite Materials and activities undertaken through its SolarDrone subsidiary;

●	Expansion of the Company’s international activities, including engagements with government stakeholders in Latin America and continued initiatives across Europe, India, and the Middle East;

●	Establishment of an Israeli subsidiary and related leadership appointments; and

●	Strategic initiatives related to offshore energy opportunities and ongoing research and development efforts evaluating RF-based subsurface sensing architectures.

The Company noted that certain initiatives described in the press release, including potential acquisitions, technology development efforts, and energy-related opportunities, remain subject to ongoing evaluation, regulatory processes, execution risks, and other uncertainties, and there can be no assurance that such initiatives will be successfully completed or commercialized.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 30, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISIONWAVE HOLDINGS, INC.

By:	/s/ Douglas Davis
Name:	Douglas Davis
Title:	Executive Chairman and Chief Executive Officer
Date:	March 30, 2026